UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 18, 2008

ENERGYSOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33830	51-0653027
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

423 West 300 South, Suite 200, Salt Lake City, Utah	84101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 649-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 18, 2008, EnergySolutions, Inc. issued a press release with respect to its earnings for its most recently completed fiscal year ended December 31, 2007.

The press release and related attachments are annexed as Exhibit 99.1 hereto and are hereby incorporated herein and made part hereof.

The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

The following material is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Press Release Relating to Earnings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGYSOLUTIONS, INC.

Date: March 18, 2008	By:	/s/ Philip O. Strawbridge
	Name:	Philip O. Strawbridge
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release Relating to Earnings

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